UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 21, 2014

FULL HOUSE RESORTS, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-32583	13-3391527
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4670 S. Fort Apache Road, Suite 190 Las Vegas, Nevada	89147
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 702-221-7800

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01             Entry into a Material Definitive Agreement.

On March 21, 2014, Full House Resorts, Inc. (“Full House”) entered into an Interest Purchase Agreement (the “Agreement”) by and among Full House, as buyer, The Majestic Star Casino, LLC, an Indiana limited liability company (“Seller”), and Majestic Mississippi, LLC, a Mississippi limited liability company (the “Company”).

Under the Agreement, Full House will purchase from Seller all of the outstanding membership interests of the Company, which operates a casino located in Tunica, Mississippi commonly known as the Fitz Tunica Casino & Hotel, for a purchase price of $62 million, subject to certain closing adjustments. Full House has deposited into escrow an amount of $1.75 million, which will be credited toward the purchase price at closing.

The Agreement provides for a closing by the date which is six months after the date of the Agreement, which date may be extended on a one-time basis by a period of up to 30 days under certain circumstances. The closing is subject to the completion of financing, licensing, and other customary conditions. There can be no assurance that the conditions to closing will be satisfied.

The foregoing summary of the Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Agreement which is attached as Exhibit 2.1 and incorporated herein by reference. A copy of the March 24, 2014 press release announcing the Agreement is attached hereto as Exhibit 99.1.

Item 9.01             Financial Statements and Exhibits.

(d)          Exhibits

2.1
Interest Purchase Agreement by and among The Majestic Star Casino, LLC, Majestic Mississippi, LLC, and Full House Resorts, Inc., dated as of March 21, 2014. Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The registrant hereby undertakes to furnish copies of any of the omitted schedules and exhibits upon request by the U.S. Securities and Exchange Commission.

99.1	Press release issued by Full House on March 24, 2014.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Full House Resorts, Inc.

Date: March 24, 2014	/s/ Deborah J. Pierce
Deborah J. Pierce
Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Description

2.1
Interest Purchase Agreement by and among The Majestic Star Casino, LLC, Majestic Mississippi, LLC, and Full House Resorts, Inc., dated as of March 21, 2014. Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The registrant hereby undertakes to furnish copies of any of the omitted schedules and exhibits upon request by the U.S. Securities and Exchange Commission.

99.1	Press release issued by Full House on March 24, 2014.

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